Exhibit 99.1

Tellurian Inc. Corporate presentation November 2022

Cautionary statements The information in this presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward - looking statements. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “model,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar expressions are intended to identify forward - looking statements. The forward - looking statements in this presentation relate to, among other things, the benefits of the proposed integrated structure for Driftwood, production and revenues, growing upstream momentum, Driftwood financing matters, future development, margins, cash flow, EBITDA, wells, drilling and other development activities, commodity prices and demand, funding of future phases, liquefaction capacity additions, construction of LNG projects, Driftwood capacity, emissions, future demand and supply affecting LNG and general energy markets, future transactions and other aspects of our business and our prospects and those of other industry participants. Our forward - looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments, and other factors that we believe are appropriate under the circumstances. These statements are subject to numerous known and unknown risks and uncertainties which may cause actual results to be materially different from any future results or performance expressed or implied by the forward - looking statements. These risks and uncertainties include those described in the “Risk Factors” section of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2021, and our other filings with the Securities and Exchange Commission, which are incorporated by reference in this presentation. Many of the forward - looking statements in this presentation relate to events or developments anticipated to occur numerous years in the future, which increases the likelihood that actual results will differ materially from those indicated in such forward - looking statements. A full notice to proceed with construction of the Driftwood Project is subject to the completion of financing arrangements that may not be completed within the time frame expected or at all. The financial information included on slides 4, 7, 9, 10 and 11 is meant for illustrative purposes only and does not purport to show estimates of actual future financial performance. The information on those slides assumes the completion of certain acquisition, financing and other transactions. Such transactions may not be completed on the assumed terms or at all. Actual commodity prices may vary materially from the commodity prices assumed for the purposes of the illustrative financial performance information. The forward - looking statements made in or in connection with this presentation speak only as of the date hereof. Although we may from time to time voluntarily update our prior forward - looking statements, we disclaim any commitment to do so except as required by securities laws. Forward - looking statements 2

The world is critically short natural gas Natural gas is a complementary cleaner energy source to support global decarbonization. Global LNG demand has grown ~7% annually over the last five years, with limited capacity additions on the horizon. Tellurian’s integrated model aims to connect low - cost U.S. gas with the global market Tellurian will be the first integrated global gas pure - play in the U.S. with access to low - cost domestic resource and infrastructure. Sources: BP Statistical Review, BP World Energy Outlook, Wood Mackenzie. Note: Tellurian’s integrated model creates a physical hedge from upstream operations for Driftwood’s natural gas purchases. 3 Artist rendition

Tellurian executive summary

1

Underinvestment in LNG continuing amid global gas & energy crisis

- Nearly all capacity under construction (~135 mtpa) is required to backfill Russian piped gas to Europe in the long run
- Global natural gas shortage leading to catastrophic consequences, including food shortages and deindustrialization
- Global CO_2 emissions and global coal consumption expected to reach all-time highs in 2022[(1)]

2

TELL 3Q22 results demonstrate growing upstream momentum and positive operating cash flow

- 3Q22 ending cash balance of $608mm; 3Q22 upstream segment adjusted EBITDA of ~$70mm[(2)]
- Upstream: ~25% increase in production and ~51% increase in acreage over 2Q22
- EnSight Haynesville acquisition closed during 3Q22; 9 additional wells expected to come online during 4Q22

3

Bechtel commenced construction on Driftwood Phase I in April 2022

- Bechtel has been on-site performing clearing, backfilling, piling (since July 2022) and foundation work (first concrete in October 2022) under a limited notice to proceed
- Site work de-risks the project and provides acceleration options for the EPC schedule upon full notice to proceed

4

Integrated business model allows U.S. LNG to fulfill global growth needs

- Integrated model allows for margins to expand and for higher earnings to offset increased development costs
- TELL integrated model delivers robust annual operating cash flow (~$3.9bn on 2027 LNG pricing for Phase I)[(3)]
- 6 mtpa of available Phase I capacity allows for strategic investors to directly access and invest in low-cost U.S. LNG

Source: Tellurian analysis
Notes: (1) IEA World Energy Outlook 2022.
(2) Non-GAAP measure – see slide 19 for a definition and a reconciliation to the most comparable GAAP measure.
(3) See slide 11 for unit cost and cash flow assumptions.

4

TELLURIAN

Tellurian: fully integrated, pure-play LNG

- **Low-cost, integrated business model**: upstream gas production in Haynesville[1], pipeline and LNG terminal in SW Louisiana
- **Pure-play, global gas producer**: monetizing U.S. domestic gas production into premium global gas markets; integration provides cost certainty of supply
- **Bechtel EPC execution**: best-in-class LNG execution; lump sum turnkey with ~30% of overall engineering complete
- **All critical permits secured**: all FERC and DOE permits secured for Driftwood LNG terminal and pipeline
- **Proven management track record**: Tellurian team has originated and executed ~80% of U.S. LNG capacity development and ~37% of global LNG capacity development across four continents
- **Critical role in energy transition**: significant ESG benefits and end-to-end emissions control from owning upstream


Haynesville
Gas production
Gillis
Driftwood Pipeline
Driftwood LNG
Houston

Note: (1) Tellurian's integrated model creates a physical hedge from upstream operations for Driftwood's natural gas purchases.

5
TELLURIAN

Upstream: building momentum into 2023 Notes: (1) Inventory information as of September 1, 2022 (using August 31, 2022 NYMEX strip pricing) as prepared by Netherland, Sewe ll & Associates in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management System (P RMS ). (2) Non - GAAP measure – see slide 19 for a definition and a reconciliation to the most comparable GAAP measure. 6 Upstream segment 3Q22 growth Production ( MMcf /d) 2Q22 3Q22 Net acres Revenues Adjusted EBITDA (2) 2Q22 3Q22 2Q22 3Q22 2Q22 3Q22 $53mm ~14,876 $70mm >125 >99 ~22,420 $61mm $81mm Acreage ~22,420 net acres in DeSoto, Bossier, Caddo and Webster parishes >60% of acreage prospective for Bossier reserves ~75% average operated working interest Well inventory (1) >300 undeveloped, ~60% operated Gas/ liquids mix 100% gas Tellurian Upstream overview

Driftwood LNG Phase I *(2-plant, ~11 mtpa)*



Note: Artist rendering of full 5-plant Driftwood LNG development

Total capacity	Feedgas requirement
~11 mtpa LNG	~550 Bcf/year

2-plant development costs ($ bn)	
■ LNG terminal[(1)]	$9.0
EPC cost/tonne *($/tonne)*	**$815**
■ Owner's cost[(2)]	1.7
■ Pipeline[(3)]	0.9
Capital cost/tonne *($/tonne)*	**$1,059**
■ Financing, interest and other[(4)]	2.0
Total development costs	**$13.6**

Notes: (1) Phase I EPC contract is an estimate provided by Bechtel for the price as of July 2022, subject to refresh before full notice to proceed.
(2) Includes owner's costs, terminal labor, opex prior to LNG production and contingencies.
(3) Includes first phase of pipeline system and pipeline opex prior to LNG construction.
(4) "Other" includes management fee to Tellurian and G&A during construction; "interest" reflects secured overnight financing rates as of October 2022.

7

TELLURIAN

Driftwood LNG: construction in progress Bechtel commenced construction in April 2022, including: – Demolition of existing structures – Clearing, grubbing and backfilling – Phase 1 piling program, with driving underway – Foundation work, with first concrete poured Substantially completed the following owner’s projects by March 2022 – Pipeline relocation – Highway and road widening – Electrical infrastructure removal – Drilling of water wells Exercised options on the remaining land leases for the terminal In June 2022, Tellurian awarded Baker Hughes a contract for electric - drive, zero - emission pipeline compressors for the Lines 200 and 300 pipeline project 8 Driftwood site and construction progress Recent Driftwood development activities Southern berm Heavy haul road Groundwork & piling Foundation work

$ 0 $ 5 $ 10 $ 15 $ 20 $ 25 $ 30 $ 35 $ 40 $ 45 $ 50 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 LNG Forward Prices JKM (Asia) TTF (Europe) Low - cost U.S. supply provides global gas arbitrage 9 Access to premium global gas market generates up to $29/ mmBtu margin (1) at current forward prices JKM (Asia benchmark) 1 - yr forward price: $32/ mmBtu TTF (European benchmark) 1 - yr forward price: $41/ mmBtu Driftwood LNG Variable cost ~ $6.5/ mmBtu Sources: Wood Mackenzie, IHS Markit, Bloomberg and ICE data via Marketview . Notes: (1) Assumes 50/50 JKM/TTF based on 10/28/2022 strip pricing, variable cost of $5.50/ mmBtu for gas sourcing based on 2027 IHS Markit LNG and Gas Price Forecast as of October 2022, $1.00/ mmBtu for plant opex and G&A and $1.50/ mmBtu for shipping (implies 50/50 NW Europe/Asia shipping at standard LNG carrier long - term charter rates). (2) Driftwood LNG variable cost assumes $5.50/ mmBtu for gas sourcing based on 2027 IHS Markit LNG and Gas Price Forecast as of October 2022 and $1.00/ mmBtu for plant opex and G&A. Driftwood LNG variable cost (2) = ~$ 6.50 / mmBtu

$- $2 $4 $6 $8 $10 $12 $14 $16 2027 Forecast Tolling model U.S. index International index Offtaker captures value between international prices and FOB cost Offtaker captures value between international prices and FOB cost Driftwood captures full value between international prices and FOB cost 10 Notes: Costs assume $5.50/ mmBtu for Henry Hub based on 2027 IHS Markit LNG and Gas Price Forecast as of October 2022 (rounded to the nearest 25 cents for illustrative purposes) , $1.00/ mmBtu for plant opex and G&A, and $1.50/ mmBtu for shipping (implies 50/50 NW Europe/Asia shipping at standard LNG carrier long - term charter rates). (1) Assumes 50/50 JKM/TTF based on 2027 IHS Markit LNG and Gas Price Forecast as of October 2022 (rounded to the nearest 25 cents for illustrative purposes). (2) Tolling model assumes ~$3.00/ mmBtu toll; U.S. index model assumes $3.00/ mmBtu fixed fee plus 15% Henry Hub upcharge. Driftwood captures upside to global prices $/mmBtu $7.00 Netback Margin $13.50 ~$3.00 Tolling Fee $3.83 Fixed SPA Fee + HH upcharge Henry Hub Shipping Margin Plant Costs (1) (2) (2)

Illustrative cash flow at 2027 LNG pricing Notes: (1) Based on IHS Markit LNG and Gas Price Forecast as of October 2022 (rounded to the nearest 25 cents for illustrative p urposes). (2) 50% TTF/50% JKM blend with transportation estimate of $1.50/ mmBtu . 11 Phase I (Plants 1 - 2) Full Development (Plants 1 - 5) LNG sales price (1,2) (TTF/JKM less transportation, $/ mmBtu ) $13.50 $13.50 Gas sourcing (1) ($/ mmBtu ) - $5.50 - $5.50 Liquefaction and transport ($/mmBtu) - $1.00 - $1.00 Margin ($/mmBtu) = $7.00 = $7.00 Annual capacity x ~550 Bcf x ~1,380 Bcf Illustrative annual operating cash flow to Driftwood LNG = $3.9 billion = $9.7 billion Plants 3 - 5 to be funded by cash flow from Phase I

201 137 64 2021-2030 Demand Growth 2021-2030 Supply Growth New Supply Required LNG supply vs. demand growth (mtpa) LNG demand exceeds supply growth 12 Sources: Wood Mackenzie, Tellurian estimates. Notes : (1) Based on Wood Mackenzie estimates that global LNG demand will grow 5% p.a. from 2021 to 2030. (2) Includes supply from projects that have made FID. (1) (2) ~200 mtpa of new LNG demand by 2030

Supply fails to keep pace with demand Sources : Wood Mackenzie, Platts via MarketView , Tellurian analysis. Note: Capacity additions for projects that have reached FID only. 13 13 4 5 10 27 30 27 38 23 15 10 16 5 15 48 20 16 4 (8) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 ~146 mtpa capacity additions 8.2% per annum ~80 mtpa capacity additions 1.4% per annum Global liquefaction capacity additions (mtpa) ~61 mtpa capacity additions 2.5% per annum ~30 mtpa capacity additions 1.6% per annum $14.04 $15.12 $16.54 $13.85 $7.45 $5.73 $7.13 $9.74 $5.49 JKM annual average: $4.38 $18.59 $32.90 YTD

Contact us ▪ Matt Phillips VP, Investor Relations & Finance +1 832 320 9331 matthew.phillips@tellurianinc.com ▪ Joi Lecznar EVP, Public & Government Affairs +1 832 962 4044 joi.lecznar@tellurianinc.com 14 ▪ Johan Yokay Director , Investor Relations & Assistant Treasurer +1 832 320 9327 johan.yokay@tellurianinc.com

Appendix

Driftwood LNG’s ideal site for exports 16 Access to power and water Berth over 45’ depth with access to high seas Support from local communities Access to pipeline infrastructure Site size over 1,200 acres Insulation from surge, wind and local populations Artist rendition x Fully permitted x 30% engineering complete x EPC contract signed x Shovel - ready project

Unmatched LNG development experience Tellurian’s management team has >80 years of combined LNG development experience globally 17 Charif Souki Executive Chairman of the Board Co - founder of Tellurian Founded Cheniere in 1996, Chairman and CEO until 2015 Martin Houston Vice Chairman Co - founder of Tellurian 32 years at BG Group, retired as COO in 2014 Octávio Simões President & CEO Joined Tellurian in 2019 after 20 years at Sempra Former President & CEO of Sempra LNG & Midstream 166 mtpa Tellurian management responsible for ~36% of the LNG in production today and 79% of U.S. LNG in production today 35 years Tellurian management has delivered cost - leading LNG projects for >35 years Samik Mukherjee EVP and President, Driftwood Assets Joined Tellurian in 2022 Former EVP, COO of McDermott International, Ltd.

Upstream environmental stewardship Implementing multiple initiatives to reduce emissions and minimize methane leaks 18 Our well pad facilities LUMEN Terrain monitoring systems Emissions monitoring Implementing LUMEN Terrain monitoring system by Avitas to minimize methane emissions Continuous monitoring allows for immediate response and facilitates responsibly sourced gas accreditation Electrifying operations Replacing equipment with zero - emission electric drivers on all new well pads Reduced emissions "Green" completions Reducing pre - production venting and flaring with installed equipment prior to production operation and coordination with gathering and processing infrastructure

The Company reports its financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . However, management believes that upstream segment Adjusted EBITDA may provide financial statement users with additional meaningful comparisons between current results, the results of the Company’s peers and of prior periods . Upstream segment Adjusted EBITDA excludes certain charges or expenditures . Upstream segment Adjusted EBITDA is a supplemental measure of performance and should not be viewed as a substitute for any GAAP measure . Management presents Upstream segment Adjusted EBITDA because ( i ) it is consistent with the manner in which the Company’s position and performance are measured relative to the position and performance of its peers and (ii) it is more comparable to earnings estimates provided by securities analysts . Explanation and Reconciliation of Non - GAAP Financial Measures 19 (in thousands, unaudited) Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Upstream segment Adjusted EBITDA: Upstream segment operating profit (loss) $38,505 $(6,310) $43,101 $(8,034) Add back: Depreciation, depletion and amortization 5,756 2,233 9,680 4,784 Allocated corporate general and administrative 8,952 1,891 14,446 7,159 Upstream segment Adjusted EBITDA $53,213 $(2,186) $67,227 $3,639 (in thousands, unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Upstream segment Adjusted EBITDA: Upstream segment operating profit (loss) $40,071 $3,491 $83,170 $(4,542) Add back: Depreciation, depletion and amortization 12,762 3,635 22,441 8,419 Allocated corporate general and administrative 16,709 3,766 31,155 10,925 Upstream segment Adjusted EBITDA $69,542 $10,892 $136,766 $14,802